Rule 497(e)

File No. 333-146827

Innovator ETFs® Trust

(the “Trust”)

Innovator U.S. Equity Buffer ETF™ – May

Innovator U.S. Equity Power Buffer ETF™ – May

Innovator U.S. Equity Ultra Buffer ETF™ – May

Innovator International Developed Power Buffer ETF™ – May

(each, a “Fund” and together, the “Funds”)

Supplement To Each Fund’s Prospectus
Dated February 27, 2025

April 23, 2025

As described in detail in each Fund’s prospectus, an investment in shares of a Fund is subject to an upside return cap (the “Cap”) that represents the maximum percentage return an investor can achieve from an investment in the Fund for the Outcome Period of approximately one year. The current Outcome Period for each Fund will end on April 30, 2025, and each Fund will commence a new Outcome Period that will begin on May 1, 2025 and end on April 30, 2026. Each Fund’s Cap will not be determined until the start of the new Outcome Period on May 1, 2025. A supplement to each Fund’s prospectus will be filed on April 30, 2025 that will include the actual Cap for the new Outcome Period, which may be higher or lower than the estimated Cap ranges set forth below. As of April 23, 2025, the expected range of each Fund’s Cap is set forth below.

Fund Name	Ticker	Estimated Cap Range
Innovator U.S. Equity Buffer ETF™ – May	BMAY	18.10% – 20.10% (17.31% – 19.31% after taking into account the Fund’s unitary management fee)
Innovator U.S. Equity Power Buffer ETF™ – May	PMAY	13.90% – 15.65% (13.11% – 14.86% after taking into account the Fund’s unitary management fee)
Innovator U.S. Equity Ultra Buffer ETF™ – May	UMAY	12.61% – 14.36% (11.82% – 13.57% after taking into account the Fund’s unitary management fee)
Innovator International Developed Power Buffer ETF™ – May	IMAY	12.84% – 17.84% (11.99% – 16.99% after taking into account the Fund’s unitary management fee)

Please Keep This Supplement With Your Prospectus For Future Reference